Accrued Expenses and Other Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Accounts Payable and Accrued Liabilities [Line Items]
Income taxes payable	$ 129,305	$ 111,558
Accrued products and licenses costs	40,560	35,731
Marketing expenses payable	9,350	9,126
Legal accrual	47,384	38,010
Purchase commitment to subcontractors	2,732	5,376
Accrued expenses	42,714	37,854
Accrued expenses and other liabilities total	$ 272,045	$ 237,655